DEED OF TRUST AND SECURITY AGREEMENT
                             AND FINANCING STATEMENT

                                      From

                                EFTC CORPORATION

                                       To

                        THE PUBLIC TRUSTEE OF WELD COUNTY

                                       for

                            BANK ONE, COLORADO, N.A.

                         Dated as of September 30, 1997



THIS INSTRUMENT IS GOVERNED BY THE PROVISIONS OF COLORADO
STATUTES ss.ss. 38-37-101 ET SEQ.

THIS INSTRUMENT SECURES FUTURE ADVANCES.

THE MAXIMUM AMOUNT OF PRINCIPAL SECURED BY THIS INSTRUMENT IS
$45,000,000.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THE REAL PROPERTY SUBJECT HERETO IS DESCRIBED IN EXHIBIT A.

THIS INSTRUMENT IS TO BE RECORDED AS A DEED OF TRUST IN WELD COUNTY .

THIS DOCUMENT WAS                                     Ted R. Sikora II
PREPARED BY AND WHEN                                  Davis, Graham & Stubbs LLP
RECORDED AND/OR FILED                                 370 Seventeenth Street
SHOULD BE RETURNED                                    Suite 4700
TO:                                                   Denver, CO  80202
-------------------------------        -----------------------------------------


                                                         FOR RECORDER'S USE ONLY

                                TABLE OF CONTENTS


                                                                                                               Page

ARTICLE 1         PARTIES, PROPERTY AND DEFINITIONS...............................................................1
                  1.1        Grantor..............................................................................1
                  1.2        Beneficiary..........................................................................1
                  1.3        Trustee..............................................................................1
                  1.4        Notes................................................................................1
                  1.5        Property.............................................................................2
                  1.6        Chattels.............................................................................3
                  1.7        Intangible Personalty................................................................3
                  1.8        Loan Documents.......................................................................3
                  1.9        Environmental Law....................................................................3
                  1.10       Regulated Substance..................................................................4
                  1.11       Person...............................................................................4
                  1.12       Secured Obligations..................................................................4
                  1.13       Default Rate.........................................................................4

ARTICLE 2         GRANTING CLAUSE.................................................................................4
                  2.1        Grant to Trustee.....................................................................4
                  2.2        Security Interest to Beneficiary.....................................................4

ARTICLE 3         GRANTOR'S WARRANTIES AND REPRESENTATIONS........................................................5
                  3.1        Warranty of Title....................................................................5
                  3.2        Organizational Status................................................................5
                  3.3        Due Authorization....................................................................5
                  3.4        No Regulated Substances..............................................................5
                  3.5        Non-Agricultural Property............................................................6
                  3.6        No Susceptibility to Forfeiture......................................................6
                  3.7        Compliance with Laws.................................................................6
                  3.8        No Conflict with Other Agreements....................................................7
                  3.9        No Material Litigation...............................................................7
                  3.10       Accurate Financial Information.......................................................7

ARTICLE 4         GRANTOR'S AFFIRMATIVE COVENANTS.................................................................7
                  4.1        Payment of Notes.....................................................................7
                  4.2        Performance of Other Obligations.....................................................7

                                       -i-




                  4.3        Waiver of Homestead and Other Exemptions.............................................7
                  4.4        Payment of Taxes.....................................................................8
                  4.5        Other Encumbrances...................................................................8
                  4.6        Maintenance of Insurance.............................................................8
                  4.7        Payment of Utilities.................................................................9
                  4.8        Maintenance and Repair of Property and Chattels......................................9
                  4.9        Compliance with Laws.................................................................9
                  4.10       Performance of Lease Obligations....................................................10
                  4.11       Eminent Domain; Private Damage......................................................10
                  4.12       Mechanics' Liens....................................................................10
                  4.13       Environmental Claims................................................................11
                  4.14       Defense of Actions..................................................................11
                  4.15       Expenses of Enforcement.............................................................11
                  4.16       Book and Records; Financial Reports.................................................11
                  4.17       Priority of Leases..................................................................12
                  4.18       Further Assurances; Estoppel Certificates...........................................12

ARTICLE 5         GRANTOR'S NEGATIVE COVENANTS...................................................................12
                  5.1        Waste and Alterations...............................................................12
                  5.2        Zoning and Private Covenants........................................................13
                  5.3        Additional Tax Burden...............................................................13
                  5.4        Interference with Leases............................................................13
                  5.5        Transfer of Property................................................................13
                  5.6        Further Encumbrance of Property.....................................................13
                  5.7        Use of Regulated Substances.........................................................14
                  5.8        Change of Name......................................................................14
                  5.9        Improper Use of Property............................................................14

ARTICLE 6         EVENTS OF DEFAULT..............................................................................15
                  6.1        Failure to Pay Notes................................................................15
                  6.2        Violation of Other Covenants........................................................15
                  6.3        Misrepresentation or Breach of Warranty.............................................15
                  6.4        Acts Threatening Forfeiture.........................................................15
                  6.5        Assertion of Priority...............................................................15
                  6.6        Event of Default Under Credit Agreement.............................................15

ARTICLE 7         BENEFICIARY'S REMEDIES.........................................................................16
                  7.1        Performance of Defaulted Obligations................................................16
                  7.2        Specific Performance and Injunctive Relief..........................................16

                                      -ii-




                  7.3        Acceleration of Secured Obligations.................................................16
                  7.4        Suit for Monetary Relief............................................................16
                  7.5        Possession of Property..............................................................16
                  7.6        Enforcement of Security Interests...................................................17
                  7.7        Foreclosure Against Property........................................................17
                  7.8        Appointment of Receiver.............................................................18

ARTICLE 8         MISCELLANEOUS PROVISIONS.......................................................................19
                  8.1        Time of the Essence.................................................................19
                  8.2        Joint and Several Obligations.......................................................19
                  8.3        Rights and Remedies Cumulative......................................................19
                  8.4        No Implied Waivers..................................................................19
                  8.5        Dealings with Successor Owners......................................................19
                  8.6        No Third Party Rights...............................................................19
                  8.7        Preservation of Liability and Priority..............................................20
                  8.8        Subrogation of Beneficiary..........................................................20
                  8.9        Notices.............................................................................20
                  8.10       Fixture Filing......................................................................20
                  8.11       Defeasance..........................................................................20
                  8.12       Reconveyance by Trustee.............................................................20
                  8.13       Acceptance by Trustee...............................................................21
                  8.14       Severability........................................................................22


                      DEED OF TRUST AND SECURITY AGREEMENT
                             AND FINANCING STATEMENT


         THIS DEED OF TRUST AND SECURITY AGREEMENT AND FINANCING STATEMENT ("Deed of Trust") is given as of September 30, 1997, by the Grantor named below to the Trustee named below, for the use and benefit of the Beneficiary named below.


                                    ARTICLE 1
                        PARTIES, PROPERTY AND DEFINITIONS

         The following terms and references shall have the meanings indicated:

         1.1 Grantor: EFTC CORPORATION, a Colorado corporation, whose legal address is 9351 Grant Street, Horizon Terrace, Sixth Floor, Denver, Colorado 80229, together with any future owner of the Property or any part thereof or interest therein.

         1.2 Beneficiary: BANK ONE, COLORADO, N.A., a national banking association, whose legal address is 1125 Seventeenth Street, Third Floor, Denver, Colorado 80202, Attention: David L. Ericson, Vice President, as Agent for the Banks under that certain Credit Agreement (the "Credit Agreement") dated September 30, 1997, by and among Grantor, the Banks listed therein, and Beneficiary, as Agent for the Banks, together with any future holder of a Note. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

         1.3      Trustee:The Public Trustee of Weld County, Colorado.

         1.4 Notes: Grantor's Notes shall mean any promissory notes made by Grantor in favor of Beneficiary, including, without limitation:

                  (i) Grantor's Promissory Note (Revolving Loan) dated September 30, 1997, in the original principal amount of $25,000,000.00;

                  (ii) Grantor's Promissory Note (Term Loan) dated September 30, 1997, in the original principal amount of $20,000,000.00; and

                  (iii)    Grantor's   Promissory   Note   (Swing   Loan)  dated
                           September 30, 1997, in the original principal amount of $2,500,000.00; and

                  (iv) Any and all modifications, extensions and renewals of any of the foregoing and any and all future advances or readvances to Grantor whether pursuant to any of the foregoing promissory notes or otherwise.

All terms and provisions of the Notes are incorporated by this reference in this Deed of Trust.

         1.5 Property: The land described in Exhibit A attached, commonly referred to as 233 Dundee Avenue, Greeley, Colorado 80634, together with the following:

                  (a)  All  buildings,   structures  and   improvements  now  or
hereafter located thereon, as well as all rights of way, easements, trackage rights and other appurtenances to such land;

                  (b) All of Grantor's right, title and interest in any land lying between the boundaries of the land described on Exhibit A and the center line of any adjacent street, road, avenue or alley, whether opened or proposed;

                  (c) All of Grantor's right, title and interest in all water rights and conditional water rights that are appurtenant to or that have been used or are intended for use in connection with such land, including but not limited to (i) ditch, well, pipeline, spring and reservoir rights, whether or not adjudicated or evidenced by any well or other permit, (ii) all rights with respect to nontributary groundwater (and other groundwater that is subject to the provisions of Colorado Revised Statutes Section 37-90-137(4) or the corresponding provisions of any successor statute) underlying said land, (iii) any permit to construct any water well, water from which is intended to be used in connection with such land, and (iv) all of Grantor's right, title and interest under any decreed or pending plan of augmentation or water exchange plan;

                  (d) All of Grantor's right, title and interest in all minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above such land;

                  (e) With the exception of items that are owned by tenants and that such tenants are entitled, under the terms of applicable lease agreements, to remove from the leased premises, and except for items leased by Grantor from third parties or held by Grantor on consignment, all machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached, and including all trade, domestic and ornamental fixtures) now or hereafter located in, on or under such land or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all heating, air-conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards; plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, cooking and communications apparatus; boilers, water heaters, ranges, furnaces and burners; appliances; vacuum cleaning systems;

elevators; escalators; shades; awnings; screens; storm doors and windows; stoves; refrigerators; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies; and all additions thereto and replacements therefor;

                  (f) All development rights associated with such land, whether previously or subsequently transferred to such land from other real property or now or hereafter susceptible of transfer from such land to other real property;

                  (g) All awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, injury to, or decrease in the value of, any of such property; and

                  (h) All other or greater rights and interests of every nature in any of the above-described property and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Grantor.

         1.6 Chattels: All goods, fixtures, building and other materials, supplies and other tangible personal property of every nature now owned or hereafter acquired by Grantor and used, intended for use, or usable in the operation and any future construction of improvements or development of the Property, together with all accessions thereto, replacements and substitutions therefor and proceeds thereof.

         1.7 Intangible Personalty: All accounts and all plans, specifications, licenses, permits and other general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Grantor's ownership, use, operation, leasing or sale of all or any part of the Property, specifically including but in no way limited to any right that Grantor may have or acquire to transfer any development rights from the Property to other real property, and any development rights that may be so transferred.

         1.8 Loan Documents: The Notes, this Deed of Trust and any financing statements executed in connection herewith, the Assignment of Leases and Rents and Other Income of even date herewith that also secures the Notes, the Credit Agreement, and each other document executed or delivered by Grantor as security for the Notes or in connection with the transaction pursuant to which the Notes have been executed and delivered. The term "Loan Documents" also includes all modifications, extensions, renewals and replacements of each document referred to above.

     1.9 Environmental Law: Any federal, state or local enactment relating to protection of public health or the environment, including (by way of illustration rather than limitation) the Clean Water Act, 33 U.S.C. ss. 1251, et seq., the Clean Air Act, 42 U.S.C. ss. 7401, et seq., the Resource

Conservation and Recovery Act, 42 U.S.C.  ss. 6901, et seq.,  the  Comprehensive
     Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss. 9601, et seq., the Toxic Substances Control Act, 15 U.S.C. ss. 2601, et seq., and the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss. 135, et seq., as well as applicable state counterparts to such federal legislation and any regulations, guidelines, directives or other interpretations of any such enactment, all as amended from time to time.

         1.10 Regulated Substance: Any substance, the manufacture, storage, transport, generation, use, treatment, recycling, disposal or other disposition of which is prohibited or regulated (including, without limitation, being subjected to notice, reporting, record-keeping or clean-up requirements) by any Environmental Law.

         1.11 Person: An individual, corporation, association, partnership, trust or other legal entity.

         1.12 Secured Obligations: All present and future obligations of Grantor to Beneficiary evidenced by or contained in the Loan Documents, whether stated in the form of promises, covenants, representations, warranties, conditions or prohibitions or in any other form.

         1.13 Default Rate: A rate of interest equal to the Prime Rate plus 3% per annum.


                                    ARTICLE 2
                                 GRANTING CLAUSE

         2.1 Grant to Trustee. As security for the Secured Obligations, Grantor grants, bargains, sells and conveys the Property to Trustee, in trust, with the power of sale, for the use and benefit of Beneficiary and subject to all provisions of this Deed of Trust.

         2.2 Security Interest to Beneficiary. As additional security for the Secured Obligations, Grantor hereby grants to Beneficiary a security interest in the Chattels and in the Intangible Personalty. To the extent any of the Chattels or the Intangible Personalty may be or have been acquired with funds advanced by Beneficiary under the Loan Documents, this security interest is a purchase money security interest. The security interest granted in this section shall survive any judicial or nonjudicial foreclosure of this Deed of Trust as against the Property and, notwithstanding any purported cancellation of this Deed of Trust in connection with any such foreclosure, shall continue in force as against the Chattels and the Intangible Personalty until all of the Secured Obligations have been satisfied and discharged in full. Any complete release of this Deed of Trust shall, however, unless otherwise expressly provided in the release document, constitute a release of
                                         -4-
such security interest as well. Grantor agrees that a carbon, photographic or other reproduction of this Deed of Trust, or of any financing statement signed in connection with this Deed of Trust, may be filed or recorded to perfect the security interests granted in this section. After an Event of Default has occurred and continues beyond the applicable grace period thereafter, Grantor appoints Beneficiary attorney-in-fact for Grantor, to sign on Grantor's behalf any financing statement or amendment of financing statement that Beneficiary may at any time consider necessary or appropriate after an Event of Default has occurred and continues beyond the applicable grace period therefor.


                                    ARTICLE 3
                    GRANTOR'S WARRANTIES AND REPRESENTATIONS

         3.1 Warranty of Title. Grantor represents and warrants to Beneficiary that Grantor has good, marketable and insurable title to the Property, subject only to the lien of general taxes for the current year, payable the following year, and those additional matters, if any, set forth in Exhibit B attached. Grantor further represents and warrants to Beneficiary that Grantor has good title to the Chattels and the Intangible Personalty, free of any liens, encumbrances, security interests and other claims whatever, except insofar as the Chattels may be encumbered by the lien of general taxes for the current year, payable in the following year, or by any encumbrance listed in Exhibit B. The warranties contained in this section shall survive foreclosure of this Deed of Trust, and shall inure to the benefit of and be enforceable by any Person who may acquire title to the Property, the Chattels or the Intangible Personalty pursuant to any such foreclosure.

         3.2 Organizational Status. Grantor represents and warrants to Beneficiary that Grantor is a profit corporation properly organized, validly existing and in good standing under the laws of the State of Colorado, with all necessary power and authority to execute, deliver and perform Grantor's obligations under the Loan Documents, and is qualified to transact business in, and is in good standing in, the State of Colorado.

         3.3 Due Authorization. If Grantor is other than a natural person, then each individual who executes this document on behalf of Grantor represents and warrants to Beneficiary that such execution has been authorized by all necessary corporate, partnership or other action on the part of Grantor.

         3.4 No Regulated Substances. Grantor represents and warrants to Beneficiary that:

                  (a) No Regulated Substance is currently being generated, used, treated, stored or disposed of on, in or under the Property that is in material noncompliance with Environmental Laws;

                  (b) Neither Grantor nor, to the best of Grantor's knowledge after due investigation, any other Person has ever caused or permitted any Regulated Substance to be generated, placed, held, located or disposed of on, under or in the Property that is in material noncompliance with Environmental Laws;

                  (c) Neither Grantor nor, to the best of Grantor's knowledge after due investigation, any other Person has ever used the Property as a dump site, permanent or temporary storage site or transfer station for any Regulated Substance that is in material noncompliance with Environmental Laws;

                  (d) Grantor has received no notice of, and is not aware of, any actual or alleged violation of any Environmental Law materially affecting the Property or any activity conducted on the Property; that is in material noncompliance with Environmental Laws; and

                  (e) No action or proceeding is pending or, to Grantor's knowledge after due investigation, before or appealable from any court, quasi-judicial body or administrative agency relating to the enforcement of any Environmental Law affecting the Property or any activity conducted on the Property.

Grantor will indemnify Beneficiary against and hold Beneficiary harmless from any loss, claim, damage or expense, including reasonable attorneys' fees and other out of pocket litigation expenses, incurred by Beneficiary in connection with any claim that any of the matters represented and warranted by Grantor in this section are inaccurate or untrue. The indemnity provided for in the preceding sentence is a part of the Secured Obligations but will survive payment or performance of the other Secured Obligations and the release, foreclosure or other discharge of this Deed of Trust.

         3.5 Non-Agricultural Property. Grantor represents and warrants to Beneficiary that the Property is not used principally for agricultural or farming purposes.

         3.6 No Susceptibility to Forfeiture. Grantor represents and warrants to Beneficiary that Grantor is not engaged, and has not at any time since Grantor's acquisition of the Property been engaged, in a "pattern of racketeering activity" within the meaning of 18 U.S.C. ss. 1961, as amended, or within the meaning of any similar state or federal law, nor has Grantor committed any other act or engaged in any other pattern of actions, the potential results of which might include forfeiture of Grantor's interest in the Property.

         3.7 Compliance with Laws. Grantor represents and warrants to Beneficiary that the Property and Grantor's present and proposed use of the Property are in compliance in all material respects with all applicable laws, ordinances and other governmental requirements.

         3.8 No Conflict with Other Agreements. Grantor represents and warrants to Beneficiary that Grantor's execution and delivery of the Loan Documents does not conflict with, violate or constitute a default under any other agreement by which Grantor or any part of the Property, the Chattels or the Intangible Personalty are bound.

         3.9 No Material Litigation. Grantor hereby represents and warrants that, except as disclosed in the Credit Agreement, there is no pending, or to the Grantor's knowledge, threatened action or proceeding affecting the Grantor or any of its properties or business activities before any court, governmental agency or arbitrator, in which there is a reasonable possibility of a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Deed of Trust.

         3.10 Accurate Financial Information. Grantor hereby represents and warrants that the unaudited pro forma consolidated balance sheets of the Grantor (and others) as at December 31, 1996, and the related consolidated statements of income and retained earnings of the Grantor (and others) for the fiscal year then ended, as disclosed in the proxy statement mailed to the Grantor's shareholders in connection with the Circuit Test Acquisition, and the unaudited balance sheets of the Grantor (and others) as at June 30, 1997, and the related consolidated statements of income and retained earnings of the Grantor (and others) for the fiscal quarter then ended, copies of which have been furnished to the Banks, fairly present the financial condition of the Grantor (and others) as at such date and the results of the operations of the Grantor (and others) for the period ended on such date, all in accordance with Regulation S-X promulgated under the Securities Exchange Act of 1934, and since December 31, 1996, there has been no material adverse change in such condition or operations except as disclosed in the Credit Agreement.


                                    ARTICLE 4
                         GRANTOR'S AFFIRMATIVE COVENANTS

         4.1 Payment of Notes. Pursuant to the terms of the Loan Documents, Grantor will cause all principal, interest and other sums payable under the Notes to be paid (on or before the expiration of any applicable grace period) as set forth under the terms of the Loan Documents.

         4.2 Performance of Other Obligations. Grantor will promptly and strictly perform and comply with (or cause to be performed and complied with) all other covenants, conditions and prohibitions required by Grantor by the terms of the Loan Documents.

         4.3 Waiver of Homestead and Other Exemptions. Grantor hereby waives all rights to any homestead or other exemption to which Grantor would otherwise be entitled under any present or future constitutional, statutory or other provision of Colorado or other state or federal law.

         4.4 Payment of Taxes. Grantor hereby covenants to pay its Debt in excess of $1,000,000 and other obligations in accordance with their terms and pay and discharge promptly all Federal and material State and local taxes, and all material governmental assessments and charges or levies imposed upon any such Person or upon such Person's income or profits or in respect of its assets or business, or in any event before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Grantor shall have set aside on its books adequate reserves in accordance with GAAP with respect thereto.

         4.5 Other Encumbrances. Grantor will promptly and strictly perform and comply with all covenants, conditions and prohibitions required of Grantor in connection with any other encumbrance affecting the Property, the Chattels or the Intangible Personalty, or any part thereof, regardless of whether such other encumbrance is superior or subordinate to the lien hereof.

         4.6      Maintenance of Insurance.

                  (a) Grantor shall maintain the third-party insurance required by the Credit Agreement, provided, however, that in no event shall such insurance be for an amount less than the the replacement cost of the assets so insured, including the Property.

                  (b) Renewal Policies. Not less than 30 days prior to the expiration date of each insurance policy required pursuant to paragraph (a) above, Grantor will deliver to Beneficiary an appropriate renewal policy (or a certified copy thereof), together with evidence satisfactory to Beneficiary that the applicable premium has been prepaid.

                  Without  limiting the  obligations  of the Grantor  under this
Section 4.6, in the event the Grantor fails to maintain the insurance required by the foregoing provisions of this Section 4.6, then the Beneficiary may, but shall have no obligation to, procure insurance covering the interests of the Banks, in such amounts and against such risks as the Beneficiary shall deem appropriate, and the Grantor will reimburse the Beneficiary in respect of any premiums paid by the Beneficiary as provided in the Credit Agreement.

                  (c) Any insurance proceeds received by Beneficiary with respect to an insured casualty may, in accordance with the terms of the Credit Agreement, either (i) be retained and applied by Beneficiary toward payment of the Secured Obligations, or (ii) be paid over, in whole or in part to the Grantor to pay for repairs or replacements necessitated by the casualty; provided, that if all of the Secured Obligations have been performed or are discharged by the application of less than all of such insurance proceeds, then any remaining proceeds will be paid over to Grantor. The Beneficiary will have no obligation to see to the proper application of any insurance proceeds paid over to Grantor, nor will any such proceeds received by Beneficiary bear interest or be subject to any other charge for the benefit of Grantor. Beneficiary may, prior to the application of insurance proceeds, commingle them with Beneficiary's own funds and otherwise act with regard to such proceeds as Beneficiary may determine in Beneficiary's sole discretion.

                  (d) Successor's Rights. Any Person who acquires title to the Property or the Chattels through foreclosure of this Deed of Trust will succeed to all of Grantor's rights under all policies of insurance maintained pursuant to this section.

         4.7 Payment of Utilities. Grantor will pay before delinquency when due all charges for water, sewer, electricity, natural gas and other utilities serving the Property.

         4.8 Maintenance and Repair of Property and Chattels. Grantor will at all times maintain the Property and the Chattels in good condition and repair, ordinary wear and tear excepted, will diligently prosecute the completion of any building or other improvement that is at any time in the process of construction on the Property, and will promptly repair, restore, replace or rebuild any material part of the Property or the Chattels that may be affected by any casualty or any public or private taking of or injury to the Property or the Chattels. Beneficiary and any Person authorized by Beneficiary may enter and inspect the Property at all reasonable times, and may inspect the Chattels, wherever located, at all reasonable times.

         4.9 Compliance with Laws. Grantor will comply in all material respects with all statutes, ordinances and other governmental or quasi-governmental requirements and private covenants relating to the ownership, construction, use or operation of the Property, including but not limited to all material
Environmental Laws; provided, that so long as Grantor is not otherwise in default hereunder, Grantor may, upon providing Beneficiary with security reasonably satisfactory to Beneficiary, proceed diligently and in good faith to contest the validity or applicability of any such statute, ordinance, requirement or covenant. Whether or not Grantor elects to contest such validity or applicability, Grantor will notify Beneficiary promptly of any apparent or alleged violation of any material statute, ordinance, requirement or covenant, and will provide Beneficiary promptly with copies of all notices, pleadings and other communications relating to any such violation.

         4.10 Performance of Lease Obligations. Grantor will perform promptly all of Grantor's obligations under or in connection with each present and future lease of all or any part of the Property. If Grantor receives at any time any written communication from the tenant under any such lease asserting a default by Grantor under such lease, or purporting to terminate or cancel such lease, Grantor will promptly forward a copy of such communication (and any subsequent communications relating thereto) to Beneficiary.

         4.11 Eminent Domain; Private Damage. If all or any part of any property encumbered by this Deed of Trust is taken or damaged by eminent domain or any other public or private action, Grantor will notify Beneficiary promptly of the time and place of all meetings, hearings, trials and other proceedings relating to such action. Beneficiary may participate in all negotiations and appear and participate in all judicial or arbitration proceedings concerning any award or payment that may be due as a result of such taking or damaging, and may, after an event of default has occurred, in Beneficiary's sole discretion, compromise or settle, in the names of both Beneficiary and Grantor, any claim for any such award or payment. Any such award or payment is to be paid to Beneficiary and will be applied first to reimburse Beneficiary for all costs and expenses, including attorneys' fees, incurred by Beneficiary in connection with the ascertainment and collection of such award or payment. The balance, if any, of such award or payment may, in Beneficiary's sole discretion, either (a) be retained by Beneficiary and applied toward the Secured Obligations, but only if any Event of Default has occurred, or (b) be paid over, in whole or in part and subject to such conditions as Beneficiary may impose, to Grantor for the purpose of restoring, repairing or rebuilding any part of the encumbered property affected by the taking or damaging. Beneficiary will have no duty to see to the application of any part of any award or payment released to Grantor. Grantor's duty to pay the Notes in accordance with the terms of the Loan Documents and to perform the other Secured Obligations will not be suspended by the pendency or discharged by the conclusion of any proceedings for the collection of any such award or payment, and any reduction in the Secured Obligations resulting from Beneficiary's application for any such award or payment will take effect only when Beneficiary receives such award or payment. If this Deed of Trust has been foreclosed prior to Beneficiary's receipt of such award or payment, Beneficiary may nonetheless retain such award or payment to the extent required to reimburse Beneficiary for all out of pocket costs and expenses, including reasonable attorneys' fees, incurred in connection therewith, and to discharge any deficiency remaining with respect to the Secured Obligations.

         4.12 Mechanics' Liens. Grantor will keep the Property free and clear of all liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen and other such Persons, and will cause any recorded statement of any such lien to be released of record within 30 days after the recording thereof. Notwithstanding the preceding sentence, however, Grantor will not be deemed to be in default under this section if and so long as Grantor (a) contests in good faith the validity or amount of any asserted lien and diligently prosecutes or defends an action appropriate to obtain a binding determination of the disputed matter, and (b) provides Beneficiary with such security as Beneficiary may reasonably require to protect Beneficiary against all out-of-pocket loss, damage and expense, including reasonable attorneys' fees, that Beneficiary might incur if the asserted lien is determined to be valid. Grantor will indemnify Beneficiary against and hold Beneficiary harmless from any out-of-pocket loss, damage or expense, including reasonable attorneys' fees and other out-of-pocket litigation expenses, incurred by Beneficiary as a result of any default by Grantor under this section, and Grantor's obligations under this sentence shall survive foreclosure of this Deed of Trust.

         4.13 Environmental Claims. Grantor will indemnify Beneficiary against and hold Beneficiary harmless from any out-of-pocket loss, damage or expense, including reasonable attorneys' fees and other expenses, incurred by Beneficiary in connection with the investigation, defense or settlement of any claim, whether or not valid and whether asserted by a governmental agency or a private party, that (a) any part of the Property is contaminated or otherwise affected by the presence of any Regulated Substance, or (b) the Property or any activity conducted at any time on the Property is wholly or partly responsible for the presence elsewhere of any Regulated Substance, or in connection with any cleanup or other remediation actions that may be imposed on or agreed to by Beneficiary in connection with any such claim. The indemnity provided for in this section is a part of the Secured Obligations but will survive payment or performance of the other Secured Obligations and the release, foreclosure or other discharge of this Deed of Trust.

         4.14 Defense of Actions. Grantor will defend, at Grantor's expense, any action, proceeding or claim that affects any property encumbered hereby or any interest of Beneficiary in such property or in the Secured Obligations, and will indemnify and hold Beneficiary harmless from all out-of-pocket loss, damage, cost or expense, including reasonable attorneys' fees, that Beneficiary may incur in connection therewith.

         4.15 Expenses of Enforcement. Grantor will pay on demand all out-of-pocket costs and expenses, including but not limited to reasonable attorneys' fees, appraisal costs and expenses for title insurance and title searches and certificates, that Beneficiary may incur in connection with any effort or action (whether or not litigation or foreclosure is involved) to enforce or defend Beneficiary's rights and remedies under any of the Loan Documents, or to secure title to or possession of, or to realize on, any security for the Secured Obligations.

         4.16 Book and Records; Financial Reports. Grantor shall maintain all financial records in accordance with GAAP and permit, after two weeks notice unless an Event of Default has occurred, any Beneficiary employees or other representatives approved by the Beneficiary (which approval shall not be unreasonably withheld) that is designated by the Beneficiary or the Required Banks to visit and inspect the properties of the Grantor, and to inspect Grantor's financial and business records and make extracts there from and copies thereof, all at reasonable times and in a manner so as not to unreasonably disrupt the operations of the Grantor and as often as reasonably requested, and permit any such employees or representatives to discuss the affairs, finances and condition of the Grantor with the officers and other representatives thereof, including the Grantor's independent accountants if a representative of the Grantor is present and if the Beneficiary has notified the Grantor not less than 24 hours prior to such meeting of the issues that will be discussed. Grantor shall deliver those financial statements required to be delivered by it under the Credit Agreement.

         4.17 Priority of Leases. To the extent Grantor has the right, under the terms of any existing lease of all or any part of the Property, to make such lease subordinate to the lien of this Deed of Trust, Grantor will, at Beneficiary's request and Grantor's expense, take such action as may be required to effect such subordination. Conversely, Grantor will, at Beneficiary's request and Grantor's expense, take such action as may be necessary to subordinate the lien hereof to any future lease of all or any part of the Property designated by Beneficiary.

         4.18 Further Assurances; Estoppel Certificates. Grantor will execute and deliver to Beneficiary on demand, and pay the out-of-pocket costs of preparation and recording thereof, any further documents that Beneficiary may reasonably request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured Obligations. Grantor will also, within ten days after any request by Beneficiary, deliver to Beneficiary a signed and acknowledged statement certifying to Beneficiary, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest and other sums then outstanding under the Notes, and (b) whether Grantor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses. Grantor's failure to provide such a statement within such ten-day period will result in Grantor being conclusively bound by any representation that Beneficiary may make as to those matters.


                                    ARTICLE 5
                          GRANTOR'S NEGATIVE COVENANTS

         5.1 Waste and Alterations. Grantor will not commit or permit any waste with respect to the Property, nor will Grantor cause or permit any material part of the Property, including but not limited to any building, structure, parking lot, driveway, landscape scheme, timber, or other ground improvement, to be removed, demolished or materially altered without the prior written consent of Beneficiary, other than such items which are either (i) obsolete and no longer necessary for the conduct of Grantor's business, or (ii) promptly replaced with a similar item of equal or greater value.

         5.2 Zoning and Private Covenants. Grantor will not initiate, join in or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Property, any transfer of development rights, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses that may be made of the Property or any part thereof, without the express written consent of Beneficiary. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Grantor will not cause or permit such use to be discontinued or abandoned without the express written consent of Beneficiary.

         5.3 Additional Tax Burden. Except with the prior written consent of Beneficiary, Grantor will not initiate, join in or consent to any action or proposal to include all or any part of the Property in any special improvement district or other special district or taxing authority that does not include the Property on the date of this Deed of Trust.

         5.4 Interference with Leases. Grantor will neither do nor neglect to do anything that may cause or permit the termination of any lease of all or any part of the Property, or cause or permit the withholding or abatement of any rent payable under any such lease. Except with the prior written consent of Beneficiary, Grantor will not (a) collect rent from all or any part of the Property for more than one month in advance, (b) modify any lease of all or any part of the Property, (c) assign the rents from the Property or any part thereof, or (d) consent to the cancellation or surrender of all or any part of any such lease, except that Grantor may in good faith terminate any such lease for nonpayment of rent or other material breach by the tenant.

         5.5 Transfer of Property. Grantor will not convey, lease or otherwise transfer, either voluntarily or involuntarily, the Property or any part thereof or interest therein, without the prior written consent of Beneficiary. If Beneficiary consents to any transfer otherwise prohibited by this section, Beneficiary may condition such consent on changes in the terms for payment of the Secured Obligations, including but not limited to an increase in the interest rate borne by the Notes, a reduction in the term of the Notes, or both.

         5.6 Further Encumbrance of Property. Except for Permitted Liens, Grantor will neither create nor permit any junior lien or encumbrance against the Property, other than a mortgage or deed of trust in which the mortgagee or beneficiary:

                  i. expressly acknowledges the priority of this Deed of Trust, as to all amounts then or at any time thereafter advanced hereunder or secured hereby, over any lien or security interest created by such junior mortgage or deed of trust, and
                  ii expressly agrees that no foreclosure or other enforcement proceeding under such mortgage or deed of trust will be effective to terminate any lease of all or any part of the Property, regardless of the relative priorities of such junior mortgage or deed of trust and such lease.

Any Person who acquires or records any lien or encumbrance against the Property after the recording of this Deed of Trust will be deemed to have agreed to, and will be bound by, the foregoing requirements, whether or not the document or documents relating to such lien or encumbrance reflect that agreement.

         5.7 Use of Regulated Substances. Grantor will not cause or permit all or any part of the Property to be used to manufacture, generate, store, transfer, treat, recycle or dispose of any Regulated Substance, except in compliance with any Environmental Law, nor will Grantor cause or permit, as a result of any intentional or unintentional act on the part of Grantor or any tenant, subtenant or other user or occupant of the Property, any release of any Regulated Substance onto the Property or from the Property onto other property. Grantor will indemnify Beneficiary against, and hold Beneficiary harmless from, any out-of-pocket loss, claim, damage or expense, including reasonable attorneys' fees and other litigation expenses, incurred by Beneficiary in connection with any actual or alleged violation of the preceding sentence. Such indemnity is a part of the Secured Obligations but will survive payment or performance of the other Secured Obligations and the release, foreclosure or other discharge of this Deed of Trust.

         5.8 Change of Name. Grantor shall not, except upon not less than 30 days prior written notice to the Beneficiary, change the address at which the Grantor maintains its chief executive offices and principal place of business; nor conduct its business activities under any names other than those set forth in the Credit Agreement unless the Grantor notifies the Beneficiary of any such new name not less than 30 days prior to beginning use of such new name, except that no more than seven days notice shall be required in the case of a new name resulting from an acquisition of a business or assets by the Grantor..

         5.9 Improper Use of Property. Grantor will not use the Property for any purpose or in any manner that violates any applicable law, ordinance or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

                                    ARTICLE 6
                                EVENTS OF DEFAULT

         Each of the following events will constitute a default under this Deed of Trust and under each of the other Loan Documents:

         6.1 Failure to Pay Notes. Pursuant to the terms of the Loan Documents, the occurrence of any failure to make any payment when due under the terms of the respective Notes pursuant to the terms of the Loan Documents.

         6.2 Violation of Other Covenants. The occurrence of any failure to perform or observe any other covenant, condition or prohibition contained in any of the Loan Documents which failure is not cured within fifteen (15) days after Grantor's receipt of written notice thereof from Grantor;

         6.3 Misrepresentation or Breach of Warranty. Beneficiary's determination that any statement or warranty contained in any of the Loan Documents is untrue or misleading in any material respect as of the date made;

         6.4 Acts Threatening Forfeiture. Beneficiary's reasonable determination that Grantor has committed any act or engaged in any pattern of actions that may lead to a claim for forfeiture of Grantor's interest in the Property, it being agreed that the issuance of any criminal complaint or indictment charging Grantor with any such act or pattern of actions would be a sufficient basis for such a determination by Beneficiary if one of the penalties for such complaint or indictment is forfeiture of property;

         6.5 Assertion of Priority. The assertion (except by the owner of an encumbrance expressly excepted from Grantor's warranty of title herein) of any claim of priority over this Deed of Trust, by title, lien or otherwise, unless Grantor within 30 days after such assertion either causes the assertion to be withdrawn or provides Beneficiary with such security as Beneficiary may require to protect Beneficiary against all loss, damage or expense, including attorneys, fees, that Beneficiary may incur in the event such assertion is upheld; or

         6.6 Event of Default Under Credit Agreement. An "Event of Default" (as such term is defined in the Credit Agreement) has occurred and is continuing.

                                    ARTICLE 7
                             BENEFICIARY'S REMEDIES

         Immediately upon or at any time after the occurrence of any event of default hereunder, Beneficiary may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Beneficiary may determine in Beneficiary's sole discretion:

         7.1 Performance of Defaulted Obligations. Beneficiary may make any payment or perform any other obligation under the Loan Documents that Grantor has failed to make or perform, and Grantor hereby irrevocably appoints Beneficiary as the true and lawful attorney-in-fact for Grantor to make any such payment and perform any such obligation in the name of Grantor. All out of pocket payments made and expenses (including reasonable attorneys' fees) incurred by Beneficiary in this connection, together with interest thereon at the Default Rate from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Grantor to Beneficiary. In lieu of advancing Beneficiary's own funds for such purposes, Beneficiary may use any funds of Grantor that may be in Beneficiary's possession, including but not limited to insurance or condemnation proceeds and amounts deposited for taxes, insurance premiums or other purposes.

         7.2 Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Beneficiary will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief or other equitable relief requiring Grantor to cure or refrain from repeating any default.

         7.3 Acceleration of Secured Obligations. Beneficiary may, upon notice to Grantor, declare all of the Secured Obligations immediately due and payable in full.

         7.4 Suit for Monetary Relief. With or without accelerating the maturity of the Secured Obligations, Beneficiary may sue from time to time for any payment due under any of the Loan Documents, or for money damages resulting from Grantor's default under any of the Loan Documents.

         7.5 Possession of Property. To the extent permitted by applicable law, Beneficiary may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property and may lease or rent all or any part of the Property, either in Beneficiary's name or in the name of Grantor, and may collect the rents, issues and profits of the Property. Any revenues collected by Beneficiary under this section will be applied first toward payment of all out of pocket expenses (including reasonable attorneys' fees) incurred by

Beneficiary, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance, if any, will be applied against the Secured Obligations.

         7.6 Enforcement of Security Interests. Beneficiary may exercise all rights of a secured party under the Colorado Uniform Commercial Code with respect to the Chattels and the Intangible Personalty, including but not limited to taking possession of, holding and selling the Chattels and enforcing or otherwise realizing on any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Beneficiary's giving of such notice to Grantor at least ten days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. To the extent permitted by applicable law, Beneficiary may, at Beneficiary's option, cause Trustee to sell any or all of the Chattels, the Intangible Personalty or other personal property as part of the sale of the Property, without making any distinction between real and personal property.

         7.7 Foreclosure Against Property. Beneficiary may foreclose this Deed of Trust, insofar as it encumbers the Property, either by judicial action or through Trustee. Foreclosure through Trustee will be initiated by Beneficiary's filing of its notice of election and demand for sale with Trustee. Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four weeks' public notice of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the County or City and County in which the Property is located. Any sale conducted by Trustee pursuant to this section shall be held at the front door of the county courthouse for such County or City and County, or on the Property, or at such other place as similar sales are then customarily held in such County or City and County, provided that the actual place of sale shall be specified in the notice of sale. The proceeds of any sale under this section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Secured Obligations in such order as Beneficiary may elect; any surplus remaining shall be paid over to Grantor or to such other Person or Persons as may be lawfully entitled to such surplus. At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase, which shall describe the property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the property described in the certificate. After the expiration of all applicable periods of redemption, unless the property sold has been redeemed by Grantor, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be, and such deed shall operate to divest Grantor and all Persons claiming under Grantor of all right, title and interest, whether legal or equitable, in the property described in the deed. Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Beneficiary or by Trustee or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

         7.8 Appointment of Receiver. To the extent permitted by applicable law, Beneficiary shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any Person liable therefor, to the appointment of a receiver for the Property on ex parte application to any court of competent jurisdiction. Grantor waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and his agents shall be empowered (a) to take possession of the Property and any businesses conducted by Grantor or any other Person thereon and any business assets used in connection therewith, (b) to exclude Grantor and Grantor's agents, servants and employees from the Property, or, at the option of the receiver, in lieu of such exclusion, to collect a fair market rental from any such Persons occupying any part of the Property, (c) to collect the rents, issues, profits and income therefrom, (d) to complete any construction that may be in progress, (e) to do such maintenance and make such repairs and alterations as the receiver deems necessary, (f) to use all stores of materials, supplies and maintenance equipment on the Property and replace such items at the expense of the receivership estate, (g) to pay all taxes and assessments against the Property and the Chattels, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, (h) to borrow from Beneficiary such funds as may reasonably be necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and Beneficiary, and (i) generally to do anything that Grantor could legally do if Grantor were in possession of the Property. All out of pocket expenses incurred by the receiver or his agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including reasonable attorneys' fees incurred by the receiver and by Beneficiary, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Secured Obligations or in such other manner as the court may direct. Unless sooner terminated with the express consent of Beneficiary, any such receivership will continue until the Secured Obligations have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired.

                                    ARTICLE 8
                            MISCELLANEOUS PROVISIONS

         8.1 Time of the Essence. Time is of the essence with respect to all provisions of the Loan Documents.

         8.2 Joint and Several Obligations. If Grantor is more than one Person, then all Persons comprising Grantor are jointly and severally liable for all of the Secured Obligations.

         8.3 Rights and Remedies Cumulative. Beneficiary's rights and remedies under each of the Loan Documents are cumulative of the rights and remedies available to Beneficiary under each of the other Loan Documents and those otherwise available to Beneficiary at law or in equity. No act of Beneficiary shall be construed as an election to proceed under any particular provision of any Loan Document to the exclusion of any other provision in the same or any other Loan Document, or as an election of remedies to the exclusion of any other remedy that may then or thereafter be available to Beneficiary.

         8.4 No Implied Waivers. Beneficiary shall not be deemed to have waived any provision of any Loan Document unless such waiver is in writing and is signed by Beneficiary. Without limiting the generality of the preceding sentence, neither Beneficiary's acceptance of any payment with knowledge of a default by Grantor, nor any failure by Beneficiary to exercise any remedy following a default by Grantor, shall be deemed a waiver of such default, and no waiver by Beneficiary of any particular default on the part of Grantor shall be deemed a waiver of any other default or of any similar default in the future.

         8.5 Dealings with Successor Owners. If the Property or any interest in the Property is transferred to any Person other than Grantor, whether voluntarily or involuntarily and whether or not Beneficiary has consented to such transfer, then Beneficiary may deal with such successor owner in all matters relating to the Secured Obligations, and no such dealings, including but not limited to any change in the terms of the Secured Obligations, will be deemed to discharge or impair the obligations of Grantor to Beneficiary under the Loan Documents.

         8.6 No Third Party Rights. No Person shall be a third party beneficiary of any provision of any of the Loan Documents. All provisions of the Loan Documents favoring Beneficiary are intended solely for the benefit of Beneficiary, and no third party shall be entitled to assume or expect that Beneficiary will not waive or consent to modification of any such provision in Beneficiary's sole discretion.

         8.7 Preservation of Liability and Priority. Without affecting the liability of Grantor or of any other Person (except a Person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interests of any Person acquired or first evidenced by recording subsequent to the recording hereof, Beneficiary may, either before or after the maturity of the Note, and without notice or consent: (a) release any Person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy that Beneficiary may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any Person acquiring or recording evidence of any interest of any nature in the Property, the Chattels or the Intangible Personalty shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Beneficiary.

         8.8 Subrogation of Beneficiary. Beneficiary shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Beneficiary under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

         8.9 Notices. Any notice required or permitted to be given by Grantor or Beneficiary under any of the Loan Documents must be in writing and will be deemed given on personal delivery or on the third business day after the mailing thereof, by registered or certified United States mail, postage prepaid, to the appropriate party at its address shown on the first page of this Deed of Trust. Either party may change such party's address for notices by giving notice to the other party in accordance with this section, but no such change of address will be effective as against any Person without actual knowledge of the change.

         8.10 Fixture Filing. This Deed of Trust is intended to serve as a financing statement under the Colorado Uniform Commercial Code with respect to any fixtures that may at any time be part of the Property or the Chattels, and the recording of this Deed of Trust is intended to constitute a "fixture filing" for purposes of such Uniform Commercial Code.

         8.11 Defeasance. Upon payment and performance in full of all of the Secured Obligations, Beneficiary will execute and deliver to Grantor such documents as may be required to release this Deed of Trust of record.

         8.12 Reconveyance by Trustee. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of the Notes to Trustee for cancellation and retention and upon payment by Grantor of Trustee's fees, Trustee shall reconvey to Grantor, or the person or persons legally entitled thereto, without warranty, any portion of the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

         8.13 Acceptance by Trustee. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         8.14 Severability. Wherever possible, each provision of the Loan Documents is to be interpreted so as to be effective and valid under applicable law. If any provision of any Loan Document is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the Loan Document in which such provision appears, nor any other Loan Document, nor the application of the provision to other Persons or in other circumstances, shall be affected by such invalidity or unenforceability.

         Signed and delivered as of the date first mentioned above.


                                EFTC CORPORATION
                             a Colorado corporation



                                                By:      /s/
                                                Name:    Stuart Fuhlendorf
                                                         Vice President and
                                                         Chief Financial Officer



STATE OF COLORADO                   )
            CITY AND) ss.
COUNTY OF DENVER                    )

             The foregoing instrument was acknowledged before me this 30th day of September 1997, by Stuart W. Fuhlendorf as Vice President and Chief Financial Officer, respectively, of EFTC CORPORATION, a Colorado corporation.

             My commission expires: 11/17/97

             Witness my hand and official seal.

                                                              /s/
                                                              Nick Nimmo
                                                              Notary Public

                                    EXHIBIT A
                                       to
                    DEED OF TRUST AND SECURITY AGREEMENT AND FINANCING STATEMENT

                               (Legal Description)
                              Weld County, Colorado








LOT C,
EFTC SUBDIVISION,
CITY OF GREELEY,
WELD COUNTY,  COLORADO

                                    EXHIBIT B
                                       to
                    DEED OF TRUST AND SECURITY AGREEMENT AND FINANCING STATEMENT

                        (Exceptions to Warranty of Title)

                              Weld County, Colorado

1. Reservations by the Union Pacific Railroad Company to itself and its assigns in Deed recorded JULY 1, 1895 in Book 121 at Page 531, of all coal that may be underneath the surface of the land described therein and the exclusive right to prospect and mine for the same; also such right-of-way and other grounds as may be necessary for the proper working of any coal mines that may develop upon said premises, and for the transportation of the coal from the same; and any interests therein, assignments or conveyances thereof.

     2.  Right-of-way for PIPE LINE purposes as granted to JEROME IGO AND WALKER
J. MOSIER by instrument recorded DECEMBER 17, 1925 in BOOK 785 at PAGE 178, said right-of-way being about 2900 feet in length leading from a point on the North Boomerang Lateral in the SE 1/4 of Section 5, Township 5 North, Range 66 West of the 6th P.M., which is about 800 feet East of the West line of said SE 1/4, thence leading Northeasterly about 1650 feet, thence Northerly about 1250 feet to its terminus at a point which is in the NE 1/4 of said Section about 450 feet North of the East and West center line of said Section, and which is about 250 feet East of the dwelling on said NE 1/4.

3. Right-of-way for DITCH purposes between HENRY ROTHE AND KATIE ROTHE, GEORGE MOSIER AND ADDIE M. MOSIER, MARY M. IGO, JOSEPH CARL GRATZL AND EILEEN GRATZL by instrument recorded MAY 20, 1953 in BOOK 1357 at PAGE 128, said right-of-way not being specifically defined.

4. Oil and Gas Lease from JOHN R.P. WHEELER, DAVID G. CLARKSON, WILLIAM C. BENSLER, WILLIAM R. FARR, ROBERT G. TOINTON, AND PATRICK T. ROCHE
         DOING BUSINESS AS GREELEY TECH CENTER, A JOINT VENTURE to
         THOMAS H. MORGAN, recorded JULY 1, 1982 in BOOK 971 as RECEPTION
         NO. 1896206, and any interests therein, assignments, or conveyances thereof. Said Lease extended by AFFIDAVIT OF PRODUCTION recorded JUNE 28, 1990 in BOOK 1268 as RECEPTION NO. 2218384.

5. Covenants and restrictions, which do not contain reversionary clauses, recorded JULY 7, 1989 in BOOK 1237 as RECEPTION NO. 2184750.

6. Easements for drainage and utility purposes over subject property as shown on the street and easement dedication plat for Tech Center at Boomerang Run recorded SEPTEMBER 13, 1990 in BOOK 1276 as RECEPTION NO. 2227155.

7. Easement for DRAINAGE AND UTILITY purposes as reserved by JOHN R. P. WHEELER, INDIVIDUALLY AND AS JOINT VENTURER OF GREELEY TECH CENTER, A JOINT VENTURE in instrument recorded JULY 16, 1987 in BOOK 1163 as RECEPTION NO. 2107311, said easement being a 15.00 foot drainage and utility easement adjacent and parallel to the West line of the property described in the above mentioned deed, and a 10.00 foot drainage and utility easement parallel and adjacent to the North line and the East line of said property. An additional 10.00 foot drainage and utility easement North of and adjacent to an existing 15.00 foot drainage and utility easement adjacent to the North right-of-way line of 4th Street, is herein granted along the South side of said property and continuing East to an intersection with the westerly right- of-way line of 71st Avenue as shown on the street and easement dedication plat for the Greeley Tech Center.

8. Easement for DRAINAGE AND UTILITY purposes as reserved by WILLIAM R. FARR, INDIVIDUALLY AND AS A JOINT VENTURER OF GREELEY TECH CENTER, A JOINT VENTURE in instrument recorded JULY 16, 1987 in BOOK 1163, as RECEPTION NO. 2107312 said easement being a 15.00 foot drainage and utility easement adjacent and parallel to the West line of the property described in the above mentioned deed, and a 10.00 foot drainage and utility easement parallel and adjacent to the North line and the East line of said property. An additional 10.00 foot drainage and utility easement North of and adjacent to an existing 15.00 foot drainage and utility easement adjacent to the North right-of-way line of 4th Street, is herein granted along the South side of said property and continuing East to an intersection with the westerly right- of-way line of 71st Avenue as shown on the street and easement dedication plat for the Greeley Tech Center.

9. Easement for DRAINAGE AND UTILITY purposes as reserved by ROBERT G. TOINTON, INDIVIDUALLY AND AS JOINT VENTURER OF GREELEY TECH CENTER in instrument recorded JULY 16, 1987 in BOOK 1163 as RECEPTION NO. 2107313, said easement being a 15.00 foot drainage and utility easement adjacent and parallel to the West line of the property described in the above mentioned deed, and a 10.00 foot drainage and utility easement parallel and adjacent to the North line and the East line of said property. An additional 10.00 foot drainage and utility easement North of and adjacent to an existing 15.00 foot drainage and utility easement adjacent to the North right-of-way line of 4th Street, is herein granted along the South side of said property and continuing East to an intersection with the westerly right-of-way line of 71st Avenue as shown on the street and easement dedication plat for the Greeley Tech Center.

10. Site data and notes as contained on the plat of EFTC PUD recorded May 4, 1994 in Book 1440 as Reception No. 2386700.

11.      Easements as shown on the plat of subdivision.